Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2012 and 2011.

Three Months Ended September 30, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$226.6	$134.1	$61.5	$42.0	$9.1	$(5.5)	$467.8
Depreciation and amortization	8.2	3.9	3.1	3.3	0.1	0.3	18.9
Cost of sales and selling and administrative	172.4	109.9	61.2	34.2	9.9	12.3	399.9
Loss on sale or impairment of long lived assets	—	—	—	—	—	4.3	4.3
Other operating credits and charges, net	—	—	—	—	—	1.2	1.2
Total operating costs	180.6	113.8	64.3	37.5	10.0	18.1	424.3
Income (loss) from operations	46.0	20.3	(2.8)	4.5	(0.9)	(23.6)	43.5
Total non-operating expense	—	—	—	—	—	(6.2)	(6.2)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	46.0	20.3	(2.8)	4.5	(0.9)	(29.8)	37.3
Provision for income taxes	—	—	—	—	—	7.9	7.9
Equity in (income) loss of unconsolidated affiliates	(3.3)	—	0.2	—	1.1	—	(2.0)
Income (loss) from continuing operations	$49.3	$20.3	$(3.0)	$4.5	$(2.0)	$(37.7)	$31.4
Reconciliation of loss from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	$49.3	$20.3	$(3.0)	$4.5	$(2.0)	$(37.7)	$31.4
Other operating credits and charges, net	—	—	—	—	—	1.2	1.2
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	4.3	4.3
Less: provision for income taxes as reported	—	—	—	—	—	7.9	7.9
"Normalized tax"	—	—	—	—	—	(15.7)	(15.7)
Adjusted operating income (loss) from continuing operations	$49.3	$20.3	$(3.0)	$4.5	$(2.0)	$(40.0)	$29.1
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$49.3	$20.3	$(3.0)	$4.5	$(2.0)	$(37.7)	$31.4
Provision for income taxes	—	—	—	—	—	7.9	7.9
Interest expense, net of capitalized interest	—	—	—	—	—	10.7	10.7
Depreciation and amortization	8.2	3.9	3.1	3.3	0.1	0.3	18.9
EBITDA from continuing operations	57.5	24.2	0.1	7.8	(1.9)	(18.8)	68.9
Stock based compensation expense	0.2	0.1	0.1	—	—	1.4	1.8
Loss on sale or impairment of long lived assets	—	—	—	—	—	4.3	4.3
Investment income	—	—	—	—	—	(4.1)	(4.1)
Other operating credits and charges, net	—	—	—	—	—	1.2	1.2
Depreciation included in equity in (income) loss of unconsolidated affiliates	2.1	—	0.1	—	0.9	—	3.1
Adjusted EBITDA from continuing operations	$59.8	$24.3	$0.3	$7.8	$(1.0)	$(16.0)	$75.2

Three Months Ended September 30, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$138.8	$112.0	$54.9	$36.3	$9.5	$(0.9)	$350.6
Depreciation and amortization	9.1	3.9	2.9	3.0	0.1	0.6	19.6
Cost of sales and selling and administrative	141.7	96.3	55.5	31.0	10.3	13.7	348.5
Loss on sale or impairment of long lived assets	—	—	—	—	—	65.0	65.0
Other operating credits and charges, net	—	—	—	—	—	(9.8)	(9.8)
Total operating costs	150.8	100.2	58.4	34.0	10.4	69.5	423.3
Income (loss) from operations	(12.0)	11.8	(3.5)	2.3	(0.9)	(70.4)	(72.7)
Total non-operating expense	—	—	—	—	—	(1.5)	(1.5)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	(12.0)	11.8	(3.5)	2.3	(0.9)	(71.9)	(74.2)
Benefit for income taxes	—	—	—	—	—	(20.9)	(20.9)
Equity in (income) loss of unconsolidated affiliates	4.0	—	(0.3)	—	2.3	—	6.0
Income (loss) from continuing operations	$(16.0)	$11.8	$(3.2)	$2.3	$(3.2)	$(51.0)	$(59.3)
Reconciliation of income (loss) from continuing operations to adjusted income (loss) from continuing operations
Income (loss) from continuing operations	$(16.0)	$11.8	$(3.2)	$2.3	$(3.2)	$(51.0)	$(59.3)
Other operating credits and charges, net	—	—	—	—	—	(9.8)	(9.8)
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	65.0	65.0
Realized gains from the sale of investments	—	—	—	—	—	(15.2)	(15.2)
Less: benefit for income taxes as reported	—	—	—	—	—	(20.9)	(20.9)
"Normalized tax"	—	—	—	—	—	14.1	14.1
Adjusted operating income (loss) from continuing operations	$(16.0)	$11.8	$(3.2)	$2.3	$(3.2)	$(17.8)	$(26.1)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(16.0)	$11.8	$(3.2)	$2.3	$(3.2)	$(51.0)	$(59.3)
Benefit for income taxes	—	—	—	—	—	(20.9)	(20.9)
Interest expense, net of capitalized interest	—	—	—	—	—	14.2	14.2
Depreciation and amortization	9.1	3.9	2.9	3.0	0.1	0.6	19.6
EBITDA from continuing operations	(6.9)	15.7	(0.3)	5.3	(3.1)	(57.1)	(46.4)
Stock based compensation expense	0.2	0.1	0.1	—	—	1.1	1.5
Loss on sale or impairment of long lived assets	—	—	—	—	—	65.0	65.0
Investment income	—	—	—	—	—	(16.7)	(16.7)
Other operating credits and charges, net	—	—	—	—	—	(9.8)	(9.8)
Depreciation included in equity in (income) loss of unconsolidated affiliates	2.1	—	0.1	—	1.1	—	3.3
Adjusted EBITDA from continuing operations	$(4.6)	$15.8	$(0.1)	$5.3	$(2.0)	$(17.5)	$(3.1)

Nine Months Ended September 30, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$571.0	$384.2	$161.8	$127.1	$29.9	$(16.9)	$1,257.1
Depreciation and amortization	25.2	12.0	8.3	8.9	0.5	1.0	55.9
Cost of sales and selling and administrative	481.0	315.8	162.6	107.0	30.3	38.4	1,135.1
Loss on sale or impairment of long lived assets	—	—	—	—	—	4.5	4.5
Other operating credits and charges, net	—	—	—	—	—	1.2	1.2
Total operating costs	506.2	327.8	170.9	115.9	30.8	45.1	1,196.7
Income (loss) from operations	64.8	56.4	(9.1)	11.2	(0.9)	(62.0)	60.4
Total non-operating expense	—	—	—	—	—	(79.2)	(79.2)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	64.8	56.4	(9.1)	11.2	(0.9)	(141.2)	(18.8)
Benefit for income taxes	—	—	—	—	—	(4.4)	(4.4)
Equity in (income) loss of unconsolidated affiliates	(1.2)	—	0.2	—	3.6	—	2.6
Income (loss) from continuing operations	$66.0	$56.4	$(9.3)	$11.2	$(4.5)	$(136.8)	$(17.0)
Reconciliation of income (loss) from continuing operations to adjusted income (loss) from continuing operations
Income (loss) from continuing operations	$66.0	$56.4	$(9.3)	$11.2	$(4.5)	$(136.8)	$(17.0)
Other operating credits and charges, net	—	—	—	—	—	1.2	1.2
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	4.5	4.5
Reversal of interest expense	—	—	—	—	—	(1.0)	(1.0)
Early debt extinguishment	—	—	—	—	—	52.2	52.2
Less: benefit for income taxes as reported	—	—	—	—	—	(4.4)	(4.4)
"Normalized tax"	—	—	—	—	—	(12.4)	(12.4)
Adjusted operating income (loss) from continuing operations	$66.0	$56.4	$(9.3)	$11.2	$(4.5)	$(96.7)	$23.1
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$66.0	$56.4	$(9.3)	$11.2	$(4.5)	$(136.8)	$(17.0)
Benefit for income taxes	—	—	—	—	—	(4.4)	(4.4)
Interest expense, net of capitalized interest	—	—	—	—	—	36.4	36.4
Depreciation and amortization	25.2	12.0	8.3	8.9	0.5	1.0	55.9
EBITDA from continuing operations	91.2	68.4	(1.0)	20.1	(4.0)	(103.8)	70.9
Stock based compensation expense	0.7	0.4	0.4	—	—	4.9	6.4
Loss on sale or impairment of long lived assets	—	—	—	—	—	4.5	4.5
Investment income	—	—	—	—	—	(11.7)	(11.7)
Other operating credits and charges, net	—	—	—	—	—	1.2	1.2
Early debt extinguishment	—	—	—	—	—	52.2	52.2
Depreciation included in equity in (income) loss of unconsolidated affiliates	6.1	—	0.4	—	2.8	—	9.3
Adjusted EBITDA from continuing operations	$98.0	$68.8	$(0.2)	$20.1	$(1.2)	$(52.7)	$132.8

Nine Months Ended September 30, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$411.4	$336.6	$156.9	$111.1	$30.4	$(1.7)	$1,044.7
Depreciation and amortization	27.8	12.2	10.2	8.9	0.6	1.5	61.2
Cost of sales and selling and administrative	420.3	288.5	158.6	92.1	30.3	46.4	1,036.2
Loss on sale or impairment of long lived assets	—	—	—	—	—	73.0	73.0
Other operating credits and charges, net	—	—	—	—	—	(11.2)	(11.2)
Total operating costs	448.1	300.7	168.8	101.0	30.9	109.7	1,159.2
Income (loss) from operations	(36.7)	35.9	(11.9)	10.1	(0.5)	(111.4)	(114.5)
Total non-operating expense	—	—	—	—	—	(20.0)	(20.0)
Income (loss) before income taxes and equity in loss of unconsolidated affiliates	(36.7)	35.9	(11.9)	10.1	(0.5)	(131.4)	(134.5)
Benefit for income taxes	—	—	—	—	—	(36.1)	(36.1)
Equity in loss of unconsolidated affiliates	11.3	—	—	—	5.4	—	16.7
Income (loss) from continuing operations	$(48.0)	$35.9	$(11.9)	$10.1	$(5.9)	$(95.3)	$(115.1)
Reconciliation of income (loss) from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	$(48.0)	$35.9	$(11.9)	$10.1	$(5.9)	$(95.3)	$(115.1)
Other operating credits and charges, net	—	—	—	—	—	(11.2)	(11.2)
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	73.0	73.0
Realized gains from the sale of investments	—	—	—	—	—	(15.2)	(15.2)
Less: benefit for income taxes as reported	—	—	—	—	—	(36.1)	(36.1)
"Normalized tax"	—	—	—	—	—	36.6	36.6
Adjusted operating income (loss) from continuing operations	$(48.0)	$35.9	$(11.9)	$10.1	$(5.9)	$(48.2)	$(68.0)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(48.0)	$35.9	$(11.9)	$10.1	$(5.9)	$(95.3)	$(115.1)
Benefit for income taxes	—	—	—	—	—	(36.1)	(36.1)
Interest expense, net of capitalized interest	—	—	—	—	—	42.6	42.6
Depreciation and amortization	27.8	12.2	10.2	8.9	0.6	1.5	61.2
EBITDA from continuing operations	(20.2)	48.1	(1.7)	19.0	(5.3)	(87.3)	(47.4)
Stock based compensation expense	0.6	0.4	0.3	—	—	5.1	6.4
Loss on sale or impairment of long lived assets	—	—	—	—	—	73.0	73.0
Investment income	—	—	—	—	—	(24.2)	(24.2)
Other operating credits and charges, net	—	—	—	—	—	(11.2)	(11.2)
Depreciation included in equity in (income) loss of unconsolidated affiliates	6.2	—	0.4	—	3.5	—	10.1
Adjusted EBITDA from continuing operations	$(13.4)	$48.5	$(1.0)	$19.0	$(1.8)	$(44.6)	$6.7